ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated December 10, 2012,
 to the Prospectus dated April 30, 2012 and Supplemented on August 2, 2012

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	AZL MFS Value Fund

The section “Principal Investment Strategies of the Fund”, as stated in the Supplement dated August 2, 2012, is revised to delete the following paragraph:

The Fund normally invests at least 80% of its net assets in equity securities of large-cap companies, which are defined for this purpose as companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. It is anticipated that the Fund’s policy to invest at least 80% of its assets in this manner will be canceled, and the preceding sentence will be deleted, approximately 60 days after written notice to the Fund’s shareholders, on or about December 1, 2012.

*   *   *   *   *

In “The Management” section, as stated in the Supplement dated August 2, 2012, the disclosure regarding the subadviser and the portfolio managers is confirmed as follows:

Massachusetts Financial Services Company (“MFS”) serves as the subadviser to the Fund.

The Fund’s portfolio managers, since September 14, 2012, are Nevin P. Chitkara and Steven R. Gorham, both Investment Officers of MFS.

*   *   *   *   *

The section “Portfolio Managers of the Funds,” as stated in the Supplement dated August 2, 2012, is confirmed as follows:

AZL MFS Value Fund

Nevin P. Chitkara and Steven R. Gorham have been the portfolio managers of the Fund since September 14, 2012.

Nevin P. Chitkara and Steven R. Gorham are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund. Mr. Chitkara, an Investment Officer of MFS, has been employed in the investment area of MFS since 1997. Mr. Gorham, an Investment Officer of MFS, has been employed in the investment area of MFS since 1992.

*   *   *   *   *

2.	The Commodity Exchange Act

The following section is added to the prospectus at the end of the “Fund Management” section, beginning on page 128:

Commodity Exchange Act

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a “commodity pool operator,” and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.

*   *   *   *   *

  AZLPRO-002-0512

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated December 10, 2012,
to the Statement of Additional Information dated April 30, 2012 and Supplemented on August 2, 2012

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

1.	Effective January 1, 2013, the temporary management fee of the AZL Columbia Small Cap Value Fund will be reduced to 0.80%.

The entry concerning the AZL Columbia Small Cap Value Fund, in “THE MANAGER” section on page 46, is deleted and replaced with the following:

Name of Fund	Management Fee
Columbia Small Cap Value Fund	0.80% on all assets

*   *   *   *   *

2.	AZL MFS Value Fund

The entry concerning the AZL MFS Value Fund (formerly known as the AZL Eaton Vance Large Cap Value Fund), in “THE MANAGER” section on page 46, is confirmed as follows:

Name of Fund	Management Fee
MFS Value Fund	0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million

*   *   *   *   *

AZLSAI-002-0512